UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
Mortgage Income Fund (FMY)
Semi-Annual Report
For the Six Months Ended
April 30, 2021

First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Mortgage Income Fund (FMY)
Semi-Annual Letter from the Chairman and CEO
April 30, 2021
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Mortgage Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2021.
I would like to begin my remarks by saying that this is a time for all of us to be thankful. It is astounding to me that our scientists and extended health care community successfully discovered, developed, and distributed multiple effective vaccines to treat the coronavirus (“COVID-19”) in the span of just 15 months. Suffice it to say that we are witnessing history in the making. We even received some good news recently with respect to wearing masks in public, a polarizing act for many politicians and Americans. The Centers for Disease Control and Prevention released a new set of guidelines in mid-May for those individuals who have been fully vaccinated. It essentially says fully vaccinated Americans can quit wearing their masks outdoors (even in crowds), in most indoor settings, and can drop social distancing altogether. This is a big step towards expediting the reopening of the U.S. economy.
For those who may not know, we subscribe to the buy-and-hold philosophy of investing here at First Trust Advisors L.P., even though it means enduring lots of tough times. While the notion of being able to time the market is seductive on its face, very few investors are skilled enough to make it work over time. I can think of no better example than the COVID-19 pandemic. The degree of uncertainty surrounding the onset of the virus alone was enough to make the average investor want to run for cover. And if that was not enough, the 33.8% plunge in the S&P 500® Index (the “Index”) from February 19, 2020, through March 23, 2020 (23 trading days) was a real gut check for most of us. But a funny thing happened on the way to another potential collapse of the market − it did not happen. In fact, thanks to the U.S. Federal government stepping up with trillions of dollars of timely fiscal and monetary support, the stock market roared. From March 23, 2020 through May 14, 2021, the Index posted a total return of 90.14%, according to Bloomberg. What a shame for those investors who may have moved some, or all, of their capital out of equities. What looked like a great time to de-risk turned out to be just the opposite.
The overall climate for investing looks bright for a few reasons. First, U.S. real gross domestic product (“GDP”) growth is expected to grow by 6.4% year-over-year in 2021, according to the International Monetary Fund. The last time the U.S. economy grew that fast was in 1984, when real GDP growth reached 7.2%. Second, corporate earnings are expected to recover from their 2020 slide. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for 2021 and 2022 were 33.17% and 12.87%, respectively, as of May 14, 2021. That is a significant rebound from the 12.44% decline in earnings in 2020. Third, inflation is rising, and that is exactly what the Federal Reserve has been wanting for some time. Central banks around the world have spent years battling deflationary pressures, so a little bit of inflation is welcome at this stage of the recovery. Lastly, the U.S. labor market is robust despite the talk about the millions of people who lost their jobs in the COVID-19 pandemic and are living off unemployment benefits. As of March 31, 2021, there were 8.12 million job openings in the U.S., the highest total since record-keeping began in December 2000, according to the Bureau of Labor Statistics. We need to get people back to work.
While it seems fashionable to sell fear these days, we choose to follow the data. Remember, the Index has never failed to fully recoup the losses sustained in a market correction or bear market. Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of April 30, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$13.62
Common Share Net Asset Value (“NAV”)	$14.22
Premium (Discount) to NAV	(4.22)%
Net Assets Applicable to Common Shares	$59,897,020
Current Distribution per Common Share(1)	$0.0600
Current Annualized Distribution per Common Share	$0.7200
Current Distribution Rate on Common Share Price(2)	5.29%
Current Distribution Rate on NAV(2)	5.06%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	6 Months Ended 4/30/21	1 Year Ended 4/30/21	5 Years Ended 4/30/21	10 Years Ended 4/30/21	Inception (5/25/05) to 4/30/21
Fund Performance(3)
NAV	1.03%	3.23%	3.65%	3.53%	5.24%
Market Value	4.35%	8.02%	4.25%	2.52%	4.66%
Index Performance
Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index	-0.27%	-0.17%	2.50%	2.78%	3.90%
Portfolio Characteristics
Weighted Average Effective Duration	3.0 Years
Weighted Average Effective Maturity	5.7 Years

Fund Allocation	% of Net Assets
U.S. Government Agency Mortgage-Backed Securities	56.0%
Mortgage-Backed Securities	34.9
Asset-Backed Securities	3.4
Net Other Assets and Liabilities(4)	5.7
Total	100.0%
Credit Quality(5)	% of Total Fixed-Income Investments
AAA	5.8%
AA+	5.3
AA	3.1
AA-	1.1
A+	1.6
A	1.1
BBB+	0.9
BBB	0.9
BB	2.3
B	0.3
B-	1.1
CCC-	0.1
CC	5.1
Not Rated	10.4
Government	57.2
Cash & Cash Equivalents	3.7
Total	100.0%

(1)	Most recent distribution paid or declared through 4/30/2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 4/30/2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Includes variation margin on futures.
(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government.” Credit ratings are subject to change.

Portfolio Commentary
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Mortgage Income Fund (the “Fund” or “FMY”) and offers customized portfolio management using its structured, quantitative approach to security selection.
Portfolio Management Team
Jeremiah Charles – Senior Vice President and Senior Portfolio Manager, First Trust Securitized Products Group
James Snyder – Senior Vice President and Senior Portfolio Manager, First Trust Securitized Products Group
Commentary
First Trust Mortgage Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund’s investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The 2021 fiscal year began in earnest as markets reacted to shifting and uncertain results surrounding U.S. elections. Meanwhile, the effects of the coronavirus (“COVID-19”) pandemic continued to ripple through both global and domestic economies alike. Post-election, on the back of incredibly positive vaccine developments, risk markets staged a very strong and very broad-based rally as market expectations for a faster economic recovery than earlier anticipated began to be priced into forward data. After another round of Federal stimulus, the calendar year turned over, election results were certified, and immediately the details of yet another round of an even larger scale stimulus program began to take shape. Market participants took notice, and when considering another massive stimulus bill alongside a blow out in M2 money supply during the pandemic, two factors weighed heavily on the intermediate and longer dated maturity segment of the U.S. yield curve – inflation and treasury debt issuance. Over the preceding 12 months, treasury issuance had already soared to buoy government deficit spending. Plans for additional rounds of stimulus only heightened fears of further treasury supply. As a result, the 5-Year Treasury sold off 46 basis points (“bps”), the 10-Year +75 bps and the 30-year +64 bps, while the 2-Year Treasury, firmly anchored by the Federal Reserve (the “Fed”), was basically unchanged. This drove the yield curve in the 2/10 (the 2-Year and 10-Year Treasury notes) 75 bps steeper to settle at 146 bps to end the fiscal period. As rates rose, yield hungry investors remained in an aggressive risk-on stance, as economic data showed the recovery was well underway. As such, Agency MBS spreads tightened dramatically, starting the period at 64 bps Option-Adjusted Spread (“OAS”), and ending the semi-annual period at -12 bps OAS.
Performance Analysis
During the first half of the 2021 fiscal year, the Fund returned 1.03% on a net asset value (“NAV”) basis, and 4.35% on a market price basis.
During the same period, the Bloomberg/Barclays US MBS Index (the “Index”) returned -0.27%.
During the same period, the Fund outperformed the Index by 1.30% net of fees, on a NAV basis and 4.62% on a market price basis. The Fund maintained significant exposures to Non-Agency Residential Mortgage-Backed Securities (“RMBS”), and Interest Only Agency MBS securities that continued to tighten over the period, which was a strong contributor to the outperformance. Additionally, the Fund maintained a lower, and more stable overall effective duration than its more negatively convex benchmark, which saw its duration extend as interest rates moved higher. The Fund’s usage of futures positions to help manage interest rate risk and to structurally position a lower overall effective duration, was mildly beneficial to the Fund’s performance. During the period, the Fund deployed a very minimal amount of leverage for a short period of time, which very minimally detracted from the Fund’s performance, as interest rates continued their sell off during the first quarter of 2021. The Fund continues to recover from the severe illiquidity that gripped financial markets in March of 2020. Since the NAV low on March 25, 2020, the Fund has outperformed its Agency MBS benchmark by more than 800 bps.
Fund and Market Outlook
As expected, we saw an acceleration in overall consumer and economic data to start the fiscal year. We expect strong and robust data over the remainder of the year as well, as the United States continues to fully reopen the economy. With the massive increase in M2 money supply, and with stimulus dollars in consumers’ hands, we do expect inflationary risks to continue to build. We are ever mindful

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2021 (Unaudited)
of the impacts this can have on term premium pricing along the U.S. yield curve, and believe heightened uncertainty will ultimately drive intermediate to long rates higher, before the Fed will confront how hot it wants the U.S. economy to run, and what magnitude of ongoing inflation it is comfortable within the economy. At the outset of the pandemic, the Fed deployed emergency rate cuts, large scale quantitative easing and unprecedented lending programs. Over one year later, it remains highly accommodative. We do anticipate that the Fed will begin to taper its bond purchasing program later this year, and potentially could implement a curve twist type program with the reinvestment of MBS paydowns back into U.S. treasuries. Overall, we believe that as long as the Fed maintains its view that inflation pressures are ‘transitory’, the front end of the yield curve will remain fairly anchored in place in the near term, with any rate volatility centralized in the intermediate to longer maturity segments. While we continue to redeploy capital into what we believe are attractively priced opportunities in the broader securitized mortgage market, we have turned negative on generic Agency MBS spread valuations, the types of securities of which constitute the majority of the Fund’s benchmark, and believe there is the potential for spread widening.
Given our outlook on the broader bond markets, we plan to continue to actively manage the Fund versus the Index from a duration standpoint. To the extent the curve sees a large bear steepening, likely due to inflationary pressures, treasury supply or volatility, we will look to take advantage of higher longer maturity yields and potentially look to increase interest rate hedges on the front end. From an asset allocation perspective, we plan to continue to reinvest legacy portfolio runoff into both Agency RMBS and Agency Commercial Mortgage-Backed Securities (“CMBS”) interest only securities. The Fund will also look to invest in select opportunities that the managers find to be attractively priced in Non-Agency CMBS and Non-Agency RMBS, with an emphasis on floating rate instruments. In our view, this approach would provide some yield, income, dividend, and spread protection for shareholders. As a reminder, as part of the investment team’s Agency MBS strategy, a substantial portion of the agency securities have been, and will continue to be, invested in the interest-only sectors to increase the income and economic earnings of the portfolio. This strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. We plan to continue to maintain a tradeable portfolio as that is critical to being able to act should opportunities arise.

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
April 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 56.0%
	Collateralized Mortgage Obligations – 33.8%
	Federal Home Loan Mortgage Corp.
$7,373	Series 1394, Class ID, Cost of Funds 11th District of San Fransisco x -4.67 + 44.56%, Capped at 9.57% (a)	9.57%	10/15/22	$7,765
10,386	Series 2303, Class SW, Cost of Funds 11th District of San Fransisco x -15.87 + 121.11%, Capped at 10.00% (a)	10.00%	03/01/24	1,066
53,708	Series 2334, Class QS, 1 Mo. LIBOR x -3.5 + 28.18% (a)	27.77%	07/15/31	80,295
203,050	Series 2439, Class XI, IO, if 1 Mo. LIBOR x -1 + 7.74% is less than 7.50%, then 6.50%, otherwise 0.00% (a)	6.50%	03/01/32	34,269
435,406	Series 2807, Class SB, IO, 1 Mo. LIBOR x -1 + 7.45% (a)	7.34%	11/15/33	78,912
997,004	Series 2975, Class SJ, IO, 1 Mo. LIBOR x -1 + 6.65% (a)	6.54%	05/15/35	189,957
234,021	Series 3012, Class GK, 1 Mo. LIBOR x -4.5 + 24.75% (a)	24.23%	06/15/35	406,373
247,870	Series 3108, Class QZ	6.00%	02/01/36	351,280
13,874	Series 3195, Class SX, 1 Mo. LIBOR x -6.5 + 46.15% (a)	45.40%	07/15/36	46,902
110,481	Series 3410, Class HC	5.50%	02/01/38	130,045
48,293	Series 3451, Class SB, IO, 1 Mo. LIBOR x -1 + 6.03% (a)	5.92%	05/15/38	7,420
353,986	Series 3471, Class SD, IO, 1 Mo. LIBOR x -1 + 6.08% (a)	5.97%	12/15/36	63,430
250,000	Series 3797, Class KB	4.50%	01/01/41	296,636
217,293	Series 3985, Class GI, IO	3.00%	10/01/26	5,107
30,311	Series 4021, Class IP, IO	3.00%	03/01/27	1,579
499,490	Series 4057, Class YI, IO	3.00%	06/01/27	29,104
904,735	Series 4082, Class PI, IO	3.00%	06/01/27	50,927
4,570,996	Series 4142, Class IO, IO	3.00%	12/01/27	260,677
537,194	Series 4206, Class IA, IO	3.00%	03/01/33	55,540
613,822	Series 4258, Class CO	(b)	06/01/43	517,103
3,700,284	Series 4459, Class EI, IO	6.00%	06/01/36	499,422
368,006	Series 4615, Class GT, 1 Mo. LIBOR x -4 + 16.00%, Capped at 4.00% (a)	4.00%	10/15/42	345,686
2,696,086	Series 4619, Class IB, IO	4.00%	12/01/47	126,808
6,455,557	Series 4938, Class IB, IO	4.00%	07/01/49	821,645
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
48,509	Series T-56, Class APO	(b)	05/01/43	48,180
	Federal Home Loan Mortgage Corp., STRIPS
54,311	Series 177, IO	7.00%	07/01/26	6,338
779,718	Series 243, Class 2, IO	5.00%	11/01/35	123,672
3,179,982	Series 303, Class C17, IO	3.50%	01/01/43	467,547
1,116,014	Series 324, Class C21, IO	6.00%	06/01/39	268,779
	Federal National Mortgage Association
51,338	Series 1996-46, Class ZA	7.50%	11/01/26	57,148
143,760	Series 1997-85, Class M, IO	6.50%	12/01/27	7,916
34,163	Series 2002-80, Class IO, IO	6.00%	09/01/32	3,286
71,375	Series 2003-15, Class MS, IO, 1 Mo. LIBOR x -1 + 8.00% (a)	7.89%	03/25/33	14,318
93,138	Series 2003-44, Class IU, IO	7.00%	06/01/33	18,533
510,261	Series 2003-62, Class PO	(b)	07/01/33	478,490
420,677	Series 2004-49, Class SN, IO, 1 Mo. LIBOR x -1 + 7.10% (a)	6.99%	07/25/34	72,675
14,034	Series 2004-74, Class SW, 1 Mo. LIBOR x -2 + 15.50% (a)	15.27%	11/25/31	18,093
278,388	Series 2004-W10, Class A6	5.75%	08/01/34	305,417
273,214	Series 2005-122, Class SN, 1 Mo. LIBOR x -4 + 28.60% (a)	28.18%	01/25/36	456,695
21,639	Series 2005-59 SU, 1 Mo. LIBOR x -5 + 25.50% (a)	24.97%	06/25/35	34,004
91,583	Series 2005-6, Class SE, IO, 1 Mo. LIBOR x -1 + 6.70% (a)	6.59%	02/25/35	17,125
446,949	Series 2005-74, Class NZ	6.00%	09/01/35	598,220
302,481	Series 2006-105, Class ZA	6.00%	11/01/36	402,057
548,798	Series 2006-5, Class 3A2 (c)	2.12%	05/01/35	562,028
44,474	Series 2007-100, Class SM, IO, 1 Mo. LIBOR x -1 + 6.45% (a)	6.34%	10/25/37	9,077
249,003	Series 2007-30, Class ZM	4.25%	04/01/37	289,659
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$242,000	Series 2007-37, Class SB, IO, 1 Mo. LIBOR x -1 + 6.75% (a)	6.64%	05/25/37	$48,407
294,177	Series 2008-17, Class BE	5.50%	10/01/37	357,949
682,000	Series 2008-2, Class PH	5.50%	02/01/38	823,967
494,000	Series 2009-28, Class HX	5.00%	05/01/39	594,609
199,737	Series 2009-37, Class NZ	5.71%	02/01/37	252,656
1,056,699	Series 2010-103, Class ID, IO	5.00%	09/01/40	210,656
527,750	Series 2010-59, Class EI, IO	6.00%	06/01/40	103,013
64,847	Series 2010-99, Class SG, 1 Mo. LIBOR x -5 + 25.00% (a)	24.42%	09/01/40	106,190
714,497	Series 2011-52, Class LB	5.50%	06/01/41	824,677
13,434	Series 2011-66, Class QI, IO	3.50%	07/01/21	1
1,177,409	Series 2011-81, Class PI, IO	3.50%	08/01/26	63,376
88,887	Series 2012-111, Class B	7.00%	10/01/42	107,552
760,846	Series 2012-112, Class BI, IO	3.00%	09/01/31	31,908
2,244,690	Series 2012-125, Class MI, IO	3.50%	11/01/42	322,337
16,656	Series 2012-74, Class OA	(b)	03/01/42	15,807
16,656	Series 2012-75, Class AO	(b)	03/01/42	15,796
858,214	Series 2013-130, Class GS, IO, 1 Mo. LIBOR x -1 + 6.25% (a)	6.14%	09/25/33	112,812
37,857	Series 2013-132, Class SW, 1 Mo. LIBOR x -2.67 + 10.67% (a)	10.36%	01/01/44	45,260
1,118,194	Series 2013-32, Class IG, IO	3.50%	04/01/33	125,082
321,462	Series 2013-51, Class PI, IO	3.00%	11/01/32	30,348
2,464,986	Series 2015-20, Class ES, IO, 1 Mo. LIBOR x -1 + 6.15% (a)	6.04%	04/25/45	445,362
488,135	Series 2015-76, Class BI, IO	4.00%	10/01/39	31,175
1,708,328	Series 2015-97, Class AI, IO	4.00%	09/01/41	80,870
168,142	Series 2016-74, Class LI, IO	3.50%	09/01/46	52,430
4,805,047	Series 2017-109, Class SJ, IO, 1 Mo. LIBOR x -1+ 6.20% (a)	6.09%	01/25/48	871,092
	Federal National Mortgage Association, STRIPS
36,513	Series 305, Class 12, IO (d)	6.50%	12/01/29	4,775
49,602	Series 355, Class 18, IO	7.50%	11/01/33	9,807
1,676,650	Series 387, Class 10, IO	6.00%	04/01/38	338,482
774,801	Series 406, Class 6, IO (d)	4.00%	01/01/41	106,263
659,603	Series 413, Class 173, IO (d)	4.50%	07/01/42	108,980
	Government National Mortgage Association
330,758	Series 2004-95, Class QZ	4.50%	11/01/34	362,350
189,656	Series 2005-33, Class AY	5.50%	04/01/35	212,402
68,642	Series 2005-68, Class DP, 1 Mo. LIBOR x -2.41 + 16.43% (a)	16.16%	06/17/35	86,058
251,564	Series 2005-68, Class KI, IO, 1 Mo. LIBOR x -1 + 6.30% (a)	6.18%	09/20/35	52,103
37,303	Series 2006-28, Class VS, 1 Mo. LIBOR x -13 + 87.10% (a)	85.59%	06/20/36	114,603
396,523	Series 2007-14, Class PB	5.40%	03/01/37	443,330
62,088	Series 2007-50, Class AI, IO, 1 Mo. LIBOR x -1 + 6.78% (a)	6.66%	08/20/37	2,693
206,444	Series 2007-68, Class PI, IO, 1 Mo. LIBOR x -1 + 6.65% (a)	6.53%	11/20/37	29,788
100,000	Series 2008-2, Class HB	5.50%	01/01/38	115,704
304,000	Series 2008-32, Class JD	5.50%	04/01/38	354,800
181,586	Series 2008-73, Class SK, IO, 1 Mo. LIBOR x -1 + 6.74% (a)	6.62%	08/20/38	30,977
113,825	Series 2009-100, Class SL, IO, 1 Mo. LIBOR x -1 + 6.50% (a)	6.38%	05/16/39	1,801
143,470	Series 2009-12, Class IE, IO	5.50%	03/01/39	20,959
141,815	Series 2009-79, Class PZ	6.00%	09/01/39	176,557
341,241	Series 2013-104, Class YS, IO, 1 Mo. LIBOR x -1 + 6.15% (a)	6.03%	07/16/43	59,686
158,047	Series 2014-41, Class St, 1 Mo. LIBOR x -2.67 + 11.47% (a)	11.16%	11/20/42	163,956
5,621,251	Series 2015-158, Class KS, IO, 1 Mo. LIBOR x -1 + 6.25% (a)	6.13%	11/20/45	1,068,054
73,478	Series 2016-139, Class MZ	1.50%	07/01/45	62,589
149,926	Series 2017-4, Class CZ	3.00%	01/01/47	155,846
117,854	Series 2017-H18, Class DZ (d)	4.61%	09/01/67	141,028
17,290,147	Series 2020-13, Class BT, IO, 1 Mo. LIBOR x -1 + 6.20%, Capped at 0.50% (a)	0.50%	11/20/45	363,809

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$4,901,097	Series 2020-146, Class CI, IO	2.50%	10/01/50	$591,425
6,206,821	Series 2021-23, Class BI, IO	2.00%	02/01/51	748,781
				20,268,143
	Commercial Mortgage-Backed Securities – 16.7%
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
4,000,000	Series K110, Class X3, IO (c)	3.52%	06/01/48	1,022,670
3,330,000	Series K112, Class X3, IO (c)	3.10%	07/01/48	759,496
4,605,411	Series K115, Class X3, IO (c)	3.06%	09/01/48	1,038,699
4,326,216	Series K118, Class X3, IO (c)	2.79%	10/25/53	906,930
1,900,000	Series K122, Class X3, IO (c)	2.72%	01/01/49	394,058
3,343,856	Series K128, Class X3, IO (c)	2.79%	04/01/31	751,072
3,250,000	Series K-1517, Class X3, IO (c)	3.40%	08/01/38	1,108,174
3,000,000	Series K-1520, Class X3, IO (c)	3.09%	04/01/39	999,253
1,831,144	Series K739, Class X3, IO (c)	2.95%	09/25/27	287,219
	Federal National Mortgage Association, ACES
13,100,000	Series 2019-M9, Class X4, IO	0.70%	03/01/29	549,724
	Government National Mortgage Association
218,000	Series 2013-57, Class D (d)	2.35%	06/01/46	220,039
2,953,380	Series 2016-11, Class IO (d)	0.86%	01/01/56	147,048
4,661,611	Series 2016-143, Class IO	0.88%	10/01/56	262,658
7,431,814	Series 2016-166, Class IO (d)	1.02%	04/01/58	447,229
10,345,022	Series 2017-126, Class IO (c)	0.77%	08/01/59	612,510
9,742,166	Series 2017-7, Class IO (d)	0.76%	12/01/58	506,324
				10,013,103
	Pass-through Security – 5.5%
	Federal Home Loan Mortgage Corp.
382,497	Pool K36017	5.00%	09/01/47	417,847
766,944	Pool U99176	4.00%	12/01/47	852,798
	Federal National Mortgage Association
508,004	Pool 831145	6.00%	12/01/35	604,501
557,530	Pool 843971	6.00%	11/01/35	652,762
690,214	Pool AB5688	3.50%	07/01/37	752,216
				3,280,124
	Total U.S. Government Agency Mortgage-Backed Securities			33,561,370
	(Cost $34,215,478)
MORTGAGE-BACKED SECURITIES – 34.9%
	Collateralized Mortgage Obligations – 29.0%
	Accredited Mortgage Loan Trust
226,046	Series 2003-2, Class A1	4.98%	10/01/33	237,225
	ACE Securities Corp. Home Equity Loan Trust
762,997	Series 2006-ASAP6, Class A2D, 1 Mo. LIBOR + 0.22% (e)	0.33%	12/25/36	376,354
	Banc of America Mortgage Trust
47,056	Series 2002-L, Class 1A1 (c)	3.07%	12/01/32	41,218
104,945	Series 2005-A, Class 2A1 (c)	2.58%	02/01/35	108,821
	Chase Mortgage Finance Trust
62,273	Series 2007-A1, Class 1A3 (c)	2.65%	02/01/37	63,241
	Citigroup Mortgage Loan Trust
131,892	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (e)	2.22%	09/01/35	137,936
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Citigroup Mortgage Loan Trust (Continued)
$25,001	Series 2009-10, Class 1A1 (c) (f)	2.76%	09/01/33	$25,283
308,284	Series 2012-7, Class 10A2 (c) (f)	2.91%	09/01/36	283,253
	Connecticut Avenue Securities Trust
1,000,000	Series 2019-RO2, Class 1B1, 1 Mo. LIBOR + 4.15% (e) (f)	4.26%	08/25/31	1,034,290
	Countrywide Home Loan Mortgage Pass-Through Trust
172,413	Series 2003-46, Class 2A1 (c)	2.81%	01/01/34	175,191
54,015	Series 2005-HYB3, Class 2A6B (c)	3.14%	06/01/35	56,276
183,509	Series 2006-21, Class A8	5.75%	02/01/37	133,544
327,865	Series 2006-HYB5, Class 3A1A (c)	2.92%	09/01/36	312,821
	Credit Suisse Commercial Mortgage Securities Corp. Pass-Through Certificates
1,000,000	Series 2020-UNFI, Class A, 1 Mo. LIBOR + 0.50%, 4.25% minimum (e) (f)	4.25%	12/06/22	1,004,993
	Credit Suisse First Boston Mortgage Securities Corp.
326,263	Series 2004-AR2, Class 1A1 (c)	2.93%	03/01/34	340,054
188,413	Series 2005-5, Class 3A2, 1 Mo. LIBOR + 0.30% (e)	0.41%	07/25/35	185,057
	Credit Suisse Mortgage Trust
364,261	Series 2017-FHA1, Class A1 (f)	3.25%	04/01/47	373,421
	Deutsche ALT-A Securities, Inc., Mortgage Loan Trust
2,734	Series 2003-3, Class 3A1	5.00%	10/25/33	2,731
	DSLA Mortgage Loan Trust
388,370	Series 2004-AR3, Class 2A2A, 1 Mo. LIBOR + 0.74% (e)	0.86%	07/19/44	375,666
479,706	Series 2007-AR1, Class 2A1A, 1 Mo. LIBOR + 0.14% (e)	0.26%	03/01/37	457,428
	Federal National Mortgage Association Connecticut Avenue Securities
913,843	Series 2018-CO3, Class 1M2, 1 Mo. LIBOR + 2.15% (e)	2.26%	10/25/30	925,092
	Galton Funding Mortgage Trust
55,677	Series 2018-2, Class A41 (f)	4.50%	10/01/58	56,220
	GSR Mortgage Loan Trust
5,271	Series 2003-10, Class 1A12 (c)	2.84%	10/01/33	5,276
150,111	Series 2005-AR1, Class 4A1 (c)	2.80%	01/01/35	148,459
	Harborview Mortgage Loan Trust
245,751	Series 2004-6, Class 3A1 (c)	3.24%	08/01/34	246,418
	Home Equity Asset Trust
15,024	Series 2005-3, Class M4, 1 Mo. LIBOR + 0.96% (e)	1.07%	08/25/35	15,049
329,763	Series 2005-9, Class M1, 1 Mo. LIBOR + 0.62% (e)	0.72%	04/25/36	328,078
	Impac CMB Trust
102,739	Series 2004-6, Class 1A2, 1 Mo. LIBOR + 0.78% (e)	0.89%	10/25/34	104,336
	IXIS Real Estate Capital Trust
1,044,554	Series 2007-HE1, Class A3, 1 Mo. LIBOR + 0.16% (e)	0.27%	05/25/37	367,381
	JP Morgan Mortgage Trust
594,977	Series 2005-ALT1, Class 4A1 (c)	2.97%	10/01/35	538,295
346,821	Series 2006-A2, Class 4A1 (c)	3.05%	08/01/34	364,709
85,555	Series 2006-A2, Class 5A3 (c)	2.54%	11/01/33	89,548
58,033	Series 2014-2, Class 1A1 (f)	3.00%	06/01/29	59,513
	MASTR Adjustable Rate Mortgages Trust
24,783	Series 2004-13, Class 3A7B, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00% (e)	2.06%	11/01/34	25,300
	MASTR Alternative Loan Trust
3,572,419	Series 2006-2, Class 2A3, 1 Mo. LIBOR + 0.35% (e)	0.46%	03/25/36	206,553
	MASTR Asset Backed Securities Trust
691,911	Series 2006-HE5, Class A3, 1 Mo. LIBOR + 0.16% (e)	0.27%	11/25/36	513,618
1,154,102	Series 2006-NC2, Class A3, 1 Mo. LIBOR + 0.22% (e)	0.33%	08/25/36	611,761
526,792	Series 2006-NC2, Class A5, 1 Mo. LIBOR + 0.48% (e)	0.59%	08/25/36	286,483

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	MASTR Asset Securitization Trust
$12,034	Series 2003-11, Class 5A2	5.25%	12/01/23	$12,248
39,860	Series 2003-11, Class 6A16	5.25%	12/01/33	40,717
	Mellon Residential Funding Corp. Mortgage Pass-Through Trust
164,602	Series 2001-TBC1, Class A1, 1 Mo. LIBOR + 0.70% (e)	0.81%	11/15/31	167,653
175,619	Series 2002-TBC2, Class A, 1 Mo. LIBOR + 0.86% (e)	0.97%	08/15/32	167,857
	Meritage Mortgage Loan Trust
2,469	Series 2004-2, Class M3, 1 Mo. LIBOR + 0.98% (e)	1.08%	01/25/35	2,667
	Morgan Stanley Mortgage Loan Trust
268,379	Series 2004-7AR, Class 2A6 (c)	2.57%	09/01/34	274,183
	MortgageIT Trust
113,560	Series 2005-2, Class 2A, 1 Mo. LIBOR + 1.65% (e)	1.77%	05/01/35	113,847
	New Residential Mortgage Loan Trust
316,645	Series 2014-2A, Class A2 (f)	3.75%	05/01/54	337,557
388,048	Series 2016-1A, Class A1 (f)	3.75%	03/01/56	411,984
313,242	Series 2016-3A, Class A1 (f)	3.75%	09/01/56	335,847
	Nomura Asset Acceptance Corporation Alternative Loan Trust
630,973	Series 2004-AR4, Class M1, 1 Mo. LIBOR + 1.10% (e)	1.21%	12/25/34	630,330
	Residential Accredit Loans, Inc.
102,378	Series 2006-QO1, Class 2A1, 1 Mo. LIBOR + 0.54% (e)	0.65%	02/25/46	74,102
1,023,327	Series 2006-QS6, Class 1AV, IO (c)	0.76%	06/01/36	23,362
	Residential Asset Securitization Trust
24,332	Series 2004-A3, Class A7	5.25%	06/01/34	25,181
	Saxon Asset Securities Trust
721,066	Series 2007-2, Class A2D, 1 Mo. LIBOR + 0.30% (e)	0.41%	05/25/47	623,756
	Sequoia Mortgage Trust
37,346	Series 2017-CH2, Class A10 (f)	4.00%	12/01/47	37,399
13,809	Series 2018-CH2, Class A12 (f)	4.00%	06/01/48	13,829
	Structured Adjustable Rate Mortgage Loan Trust
178,621	Series 2004-2, Class 4A2 (c)	2.52%	03/01/34	176,976
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
25,449	Series 2001-SB1, Class A2	3.38%	08/01/31	24,857
	Thornburg Mortgage Securities Trust
161,844	Series 2003-4, Class A1, 1 Mo. LIBOR + 0.64% (e)	0.75%	09/25/43	165,039
	Vendee Mortgage Trust
55,022,733	Series 2010-1, Class DI, IO (c)	0.29%	04/01/40	530,920
	Wachovia Mortgage Loan Trust, LLC
88,333	Series 2006-A, Class 3A1 (c)	3.12%	05/01/36	85,388
	WaMu Mortgage Pass-Through Certificates
121,943	Series 2003-AR5, Class A7 (c)	3.49%	06/01/33	124,292
210,621	Series 2004-AR1, Class A (c)	2.41%	03/01/34	217,269
239,072	Series 2004-AR10, Class A1B, 1 Mo. LIBOR + 0.84% (e)	0.95%	07/25/44	242,574
220,439	Series 2004-AR13, Class A1A, 1 Mo. LIBOR + 0.72% (e)	0.83%	11/25/34	216,479
30,122	Series 2004-AR3, Class A2 (c)	3.17%	06/01/34	31,021
270,811	Series 2005-AR1, Class A1A, 1 Mo. LIBOR + 0.64% (e)	0.75%	01/25/45	269,427
389,474	Series 2005-AR6, Class 2A1A, 1 Mo. LIBOR + 0.46% (e)	0.57%	04/25/45	384,464
135,659	Series 2005-AR9, Class A1A, 1 Mo. LIBOR + 0.64% (e)	0.75%	07/25/45	136,022
250,320	Series 2006-AR2, Class 1A1 (c)	2.93%	03/01/36	250,475
	Washington Mutual Alternative Mortgage Pass-Through Certificates
15,301	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (a)	38.84%	06/25/37	29,651
	Washington Mutual MSC Mortgage Pass-Through Certificates
221,613	Series 2004-RA1, Class 2A	7.00%	03/01/34	236,299
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	WinWater Mortgage Loan Trust
$319,411	Series 2015-3, Class B1 (c) (f)	3.88%	03/01/45	$339,389
				17,369,953
	Commercial Mortgage-Backed Securities – 5.9%
	BBCMS Trust
607,936	Series 2013-TYSN, Class A2 (f)	3.76%	09/01/32	608,983
	Citigroup Commercial Mortgage Trust
4,474,642	Series 2015-GC29, Class XA (c)	1.17%	04/01/48	158,043
9,890,769	Series 2016-GC37, Class XA (c)	1.85%	04/01/49	675,341
1,451,843	Series 2016-P4, Class XA (c)	2.11%	07/01/49	104,365
	COMM Mortgage Trust
537,652	Series 2013-LC13, Class XA (c)	1.29%	08/01/46	10,692
25,178,907	Series 2013-LC6, Class XA (c)	1.46%	01/01/46	404,071
122,774,000	Series 2014-UBS6, Class XB (c) (f)	0.11%	12/01/47	277,064
1,123,000	Series 2015-CCRE26, Class XD (c) (f)	1.38%	10/01/48	54,897
	Hudsons Bay Simon JV Trust
510,000	Series 2015-HBFL, Class DFL, 1 Mo. LIBOR + 3.90% (e) (f)	4.01%	08/05/34	371,605
	JP Morgan Chase Commercial Mortgage Securities Trust
3,555,947	Series 2016-JP4, Class XA (c)	0.81%	12/01/49	86,430
	Morgan Stanley Bank of America Merrill Lynch Trust
2,121,776	Series 2014-C19, Class XA (c)	1.15%	12/01/47	61,155
5,632,500	Series 2014-C19, Class XE (c) (f)	1.36%	12/01/47	244,020
506,349	Series 2016-C31, Class XA (c)	1.48%	11/01/49	27,106
	Wells Fargo Commercial Mortgage Trust
1,431,806	Series 2015-C26, Class XA (c)	1.35%	02/01/48	54,908
	WFRBS Commercial Mortgage Trust
400,000	Series 2011-C5, Class C (c) (f)	5.85%	11/01/44	403,910
				3,542,590
	Total Mortgage-Backed Securities			20,912,543
	(Cost $22,189,464)
ASSET-BACKED SECURITIES – 3.4%
	Affirm Asset Securitization Trust
750,000	Series 2021-A, Class C (f)	1.66%	08/15/25	753,975
750,000	Series 2021-A, Class D (f)	3.49%	08/15/25	755,722
	Green Tree Financial Corp.
16,353	Series 1998-4, Class A7	6.87%	04/01/30	16,613
	Mid-State Capital Corp. Trust
205,451	Series 2004-1, Class M1	6.50%	08/01/37	219,014
258,067	Series 2005-1, Class A	5.75%	01/01/40	277,669
	Total Asset-Backed Securities			2,022,993
	(Cost $1,981,496)

Total Investments – 94.3%	56,496,906
(Cost $58,386,438) (g)
Net Other Assets and Liabilities – 5.7%	3,400,114
Net Assets – 100.0%	$59,897,020

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bond Futures	Long	1	Jun 2021	$ 157,250	$(687)
Ultra 10-Year U.S. Treasury Note Futures	Long	10	Jun 2021	1,455,469	(4,047)
Total Futures Contracts				$1,612,719	$(4,734)

(a)	Inverse floating rate security.
(b)	Zero coupon security.
(c)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(d)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(e)	Floating or variable rate security.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2021, securities noted as such amounted to $7,783,154 or 13.0% of net assets.
(g)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,361,306 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,255,572. The net unrealized depreciation was $1,894,266. The unrealized amounts presented are inclusive of derivative contracts.

ACES	Alternative Credit Enhancement Securities
IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$ 33,561,370	$ —	$ 33,561,370	$ —
Mortgage-Backed Securities	20,912,543	—	20,912,543	—
Asset-Backed Securities	2,022,993	—	2,022,993	—
Total Investments	$ 56,496,906	$—	$ 56,496,906	$—
LIABILITIES TABLE
	Total Value at 4/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (4,734)	$ (4,734)	$ —	$ —
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
April 30, 2021 (Unaudited)
ASSETS:
Investments, at value (Cost $58,386,438)	$ 56,496,906
Cash	2,179,881
Restricted Cash	38,214
Receivables:
Investment securities sold	2,863,036
Interest	465,000
Prepaid expenses	19,952
Total Assets	62,062,989
LIABILITIES:
Payables:
Investment securities purchased	2,025,735
Audit and tax fees	53,297
Investment advisory fees	41,773
Administrative fees	13,254
Shareholder reporting fees	10,114
Custodian fees	9,307
Variation margin	4,734
Legal fees	2,841
Transfer agent fees	2,680
Trustees’ fees and expenses	1,400
Financial reporting fees	771
Other liabilities	63
Total Liabilities	2,165,969
NET ASSETS	$59,897,020
NET ASSETS consist of:
Paid-in capital	$ 66,237,538
Par value	42,131
Accumulated distributable earnings (loss)	(6,382,649)
NET ASSETS	$59,897,020
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$14.22
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Six Months Ended April 30, 2021 (Unaudited)
INVESTMENT INCOME:
Interest	$ 751,946
Other	608,893
Total investment income	1,360,839
EXPENSES:
Investment advisory fees	254,329
Administrative fees	33,191
Audit and tax fees	29,749
Transfer agent fees	16,899
Shareholder reporting fees	15,032
Listing expense	10,100
Trustees’ fees and expenses	7,630
Legal fees	4,829
Financial reporting fees	4,625
Custodian fees	2,963
Other	10,018
Total expenses	389,365
NET INVESTMENT INCOME (LOSS)	971,474
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	119,069
Futures contracts	102,161
Net realized gain (loss)	221,230
Net change in unrealized appreciation (depreciation) on:
Investments	(649,274)
Futures contracts	(7,359)
Net change in unrealized appreciation (depreciation)	(656,633)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(435,403)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 536,071
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2021 (Unaudited)	Year Ended 10/31/2020
OPERATIONS:
Net investment income (loss)	$ 971,474	$ 1,868,860
Net realized gain (loss)	221,230	(154,999)
Net change in unrealized appreciation (depreciation)	(656,633)	(634,287)
Net increase (decrease) in net assets resulting from operations	536,071	1,079,574
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,516,721)	(2,663,075)
Return of capital	—	(370,368)
Total distributions to shareholders	(1,516,721)	(3,033,443)
Total increase (decrease) in net assets	(980,650)	(1,953,869)
NET ASSETS:
Beginning of period	60,877,670	62,831,539
End of period	$ 59,897,020	$ 60,877,670
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 4/30/2021 (Unaudited)	Year Ended October 31,
		2020	2019	2018	2017	2016 (a)
Net asset value, beginning of period	$ 14.45	$ 14.91	$ 14.96	$ 15.47	$ 15.53	$ 16.05
Income from investment operations:
Net investment income (loss)	0.23	0.44	0.34	0.45	0.18	(0.02)
Net realized and unrealized gain (loss)	(0.10)	(0.18)	0.33	(0.21)	0.54	0.41
Total from investment operations	0.13	0.26	0.67	0.24	0.72	0.39
Distributions paid to shareholders from:
Net investment income	(0.36)	(0.63)	(0.50)	(0.42)	(0.46)	(0.54)
Return of capital	—	(0.09)	(0.22)	(0.33)	(0.32)	(0.37)
Total distributions paid to Common Shareholders	(0.36)	(0.72)	(0.72)	(0.75)	(0.78)	(0.91)
Net asset value, end of period	$14.22	$14.45	$14.91	$14.96	$15.47	$15.53
Market value, end of period	$13.62	$13.40	$13.99	$13.01	$14.39	$14.00
Total return based on net asset value (b)	1.03%	2.12%	5.08%	2.13%	5.25%	3.05%
Total return based on market value (b)	4.35%	0.93%	13.37%	(4.52)%	8.60%	2.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 59,897	$ 60,878	$ 62,832	$ 63,047	$ 65,196	$ 65,437
Ratio of total expenses to average net assets	1.30% (c)	1.33%	1.33%	1.59%	1.25%	1.47%
Ratio of total expenses to average net assets excluding interest expense	1.30% (c)	1.33%	1.33%	1.59%	1.25%	1.43%
Ratio of net investment income (loss) to average net assets	3.25% (c)	3.03%	2.29%	2.95%	1.12%	(0.11)%
Portfolio turnover rate	28%	28%	69%	30%	27%	49%

(a)	Effective September 19, 2016, the portfolio management of the Fund transitioned to the First Trust Securitized Products Group, formerly known as First Trust Mortgage Securities Team. Schroder Investment Management North America Inc. acquired the portfolio management team of Brookfield Investment Management Inc. (“Brookfield”), previously responsible for the portfolio management of the Fund, resulting in the automatic termination of the investment sub-advisory agreement among Brookfield, First Trust and the Fund. In connection with the change in portfolio management, First Trust agreed to lower the investment management fee payable by the Fund to a rate of 0.85% of the Fund’s managed assets, a decrease from the Fund’s previous investment management fee of 1.00% of the Fund’s managed assets.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
April 30, 2021 (Unaudited)
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FMY” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee, in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2021 (Unaudited)
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2021 (Unaudited)
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2021, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options contracts purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2021 (Unaudited)
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2021, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2021 (Unaudited)
Restricted cash segregated as collateral for futures contracts in the amount of $38,214 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.
E. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
F. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security (“IO Security”) and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
G. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
H. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in to-be-announced transactions (“TBA Transactions”). A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
I. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2020, was as follows:
Distributions paid from:
Ordinary income	$2,663,075
Capital gains	—
Return of capital	370,368

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2021 (Unaudited)
As of October 31, 2020, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(2,755,463)
Net unrealized appreciation (depreciation)	(2,646,536)
Total accumulated earnings (losses)	(5,401,999)
Other	—
Paid-in capital	66,279,669
Total net assets	$60,877,670
J. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2020, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2020, the Fund had post-enactment net capital losses for federal income tax purposes of $2,755,463 to be carried forward indefinitely.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2020, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of April 30, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
K. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2021 (Unaudited)
As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2021, were $10,514,563 and $6,061,163, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2021, were $9,042,899 and $7,425,721, respectively. The cost of purchases to cover investments sold short and the proceeds of investments sold short were $1,003,516 and $1,003,516, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Unrealized appreciation on futures contracts	$ —	Unrealized depreciation on futures contracts	$ (4,734)
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$102,161
Net change in unrealized appreciation (depreciation) on futures contracts	(7,359)
During the six months ended April 30, 2021, the notional value of futures contracts opened and closed were $35,091,219 and $32,167,498, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

*Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Additional Information
First Trust Mortgage Income Fund (FMY)
April 30, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

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First Trust Mortgage Income Fund (FMY)
April 30, 2021 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 28, 2021, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 26, 2021. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust Mortgage Income Fund as the Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Erickson was 2,112,383 and the number of votes withheld was 289,605. The number of votes cast in favor of Mr. Kadlec was 2,110,797 and the number of votes withheld was 291,191. James A. Bowen, Niel B. Nielson, and Robert F. Keith are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Collateralized Mortgage Obligations Risks. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer of one or more securities in the Fund’s portfolio will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2021 (Unaudited)
unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities or loans at market interest rates that are below the Fund portfolio’s current earnings rate.
Futures Contracts Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments or indices underlying the futures contracts and the price of the futures contracts; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed income securities, when market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that is currently expected to begin after the end of 2021. The unavailability or replacement of LIBOR may affect the

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2021 (Unaudited)
value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Inverse floating rate securities generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floating rate security’s price may be more volatile than that of a fixed rate security.
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Mortgage-Backed Securities Risk. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency. In addition, under

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2021 (Unaudited)
certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.
Non-Agency Securities Risk. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of the issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Repurchase Agreement Risk. A repurchase agreement is an agreement to purchase a security from a party at one price and a simultaneous agreement to sell it back to the original party at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements are subject to the risk of failure. If the Fund’s counterparty defaults on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.
Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
TBA Transactions Risk. The Fund may purchase securities via TBA (To Be Announced) Transactions. In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase the Fund’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.
Valuation Risk. The valuation of mortgage-backed securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. The Fund may hold investments in sizes smaller than institutionally‐sized round lot positions (sometimes referred to as odd lots). However, third‐party pricing services generally provide evaluations on the basis of institutionally‐sized round lots. If the Fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the Fund. Odd lots often trade at lower prices than institutional round lots.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	June 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	June 30, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	June 30, 2021

* Print the name and title of each signing officer under his or her signature.